                                   EXHIBIT 2
                                   ---------

                       RESOLUTION OF SIGNATURE AUTHORITY
                               FOR JAMES T. BECK

This Resolution is formed and entered into as of the 1st day of May, 2000, by and among James T. Beck ("Beck"), Mayfield Associates Fund, a California limited partnership ("Associates"), Mayfield Associates Fund II, a California limited partnership ("Associates II"), Mayfield Associates Fund III, a California limited partnership ("Associates III"), Mayfield Associates Fund IV, a Delaware limited partnership ("Associates IV"), Mayfield Associates Fund V, a Delaware limited partnership ("Associates V"), Mayfield Associates Fund VI, a Delaware limited partnership ("Associates VI"), Mayfield III, a California limited partnership ("Mayfield III"), Mayfield IV, a California limited partnership ("Mayfield IV"), Mayfield V, a California limited partnership ("Mayfield V"), Mayfield VI Investment Partners, a California limited partnership ("Mayfield VI"), Mayfield VII, a California limited partnership ("Mayfield VII"), Mayfield VIII, a California limited partnership ("Mayfield VIII"), Mayfield IX, a Delaware limited partnership ("Mayfield IX"), Mayfield X, a Delaware limited partnership ("Mayfield X"), Mayfield XI, a Delaware limited partnership ("Mayfield XI"), Mayfield XI Qualified, a Delaware limited partnership ("Mayfield XI Qualified"), Mayfield Software Partners, a California partnership ("Mayfield Software Partners"), Mayfield Software Technology Partners, a California partnership ("Mayfield Software Technology Partners"), Mayfield Medical Partners, a California partnership ("Mayfield Medical Partners"), Mayfield Medical Partners 1992, a California partnership ("Mayfield Medical Partners 1992"), Mayfield V Management Partners, a California limited partnership ("Mayfield V Management"), Mayfield VI Management Partners, a California limited partnership ("Mayfield VI Management"), Mayfield VII Management Partners, a California limited partnership ("Mayfield VII Management"), Mayfield VIII Management, L.L.C., a Delaware limited liability company ("Mayfield VIII Management"), Mayfield IX Management, L.L.C., a Delaware limited liability company ("Mayfield IX Management"), Mayfield X Management, L.L.C., a Delaware limited liability company ("Mayfield X Management"), Mayfield XI Management, L.L.C., a Delaware limited liability company ("Mayfield XI Management"), Mayfield Principals Fund, L.L.C., a Delaware limited liability company ("Mayfield Principals Fund"), Mayfield Principals Fund II, L.L.C., a Delaware limited liability company ("Mayfield Principals Fund II"), MF Partners, a California partnership ("MF Partners"), Mayfield Partners, a California partnership ("Mayfield Partners"), Mayfield '94 Partners, a California limited partnership ("Mayfield '94 Partners"), Mayfield '96 Partners, a California limited partnership ("Mayfield '96 Partners'), Valley Partners I, a California partnership ("Valley Partners I"), Valley Partners II, a California partnership ("Valley Partners II"), Valley Partners III, a California partnership ("Valley Partners III"), and MUHL Partners, a California partnership ("MUHL Partners") (with Associates, Associates II, Associates III, Associates IV, Associates V, Associates VI, Mayfield III, Mayfield IV, Mayfield V, Mayfield VI, Mayfield VII, Mayfield VIII, Mayfield IX, Mayfield X, Mayfield XI, Mayfield XI Qualified, Mayfield Software Partners, Mayfield Software Technology Partners, Mayfield Medical Partners, Mayfield Medical Partners 1992, Mayfield V Management, Mayfield VI Management, Mayfield VII Management, Mayfield VIII Management, Mayfield IX Management, Mayfield X Management, Mayfield XI Management, Mayfield Principals Fund,

                             Page 26 of 42 pages.

Mayfield Principals Fund II, MF Partners, Mayfield Partners, Mayfield '94 Partners, Mayfield '96 Partners, Valley Partners I, Valley Partners II, Valley Partners III, and MUHL Partners being hereinafter collectively referred to as the "Mayfield Entities"), and Mayfield Fund, L.L.C., a Delaware limited liability company (the "Company"), the service company with respect to the Mayfield Entities.

                                   WITNESSETH

WHEREAS:  The Company and the General Partners of the Mayfield Entities desire
-------
to empower the Controller of the Company, Beck, to take certain actions and to execute certain documents on behalf of the Company and the Mayfield Entities;

RESOLVED:  Beck is authorized and empowered to open and maintain bank accounts,
--------
to deposit or withdrawal funds, to execute checks, and to take to any actions and execute any appropriate documents in connection therewith on behalf of the Company and the Mayfield Entities;

RESOLVED FURTHER:  That Beck is authorized and empowered to take all other
----------------
actions and execute all other documents necessary or appropriate to the day-to-day management of the Company and the Mayfield Entities, and to appoint Beck signing singly, as true and lawful attorney-in-fact to:

1. Execute for and on behalf of the undersigned, forms (including any amendments or supplements) relating to transactions in securities in which the undersigned may have a reporting obligation, in accordance with Section 16(a) or
Section 13 of the Securities Exchange Act of 1934 and the rules thereunder and in connection with any applications for EDGAR access codes;

2. Do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to complete the execution of any such forms and the filing of such forms with the United States Securities and Exchange Commission and any other authority;

3. Take any other action on connection with the foregoing which, in the opinion of such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in his discretion.

The undersigned hereby grants to such attorney-in-fact full power and authority to do and perform all and every act and thing whatsoever requisite, necessary and proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as such attorney-in-fact might or could do if personally present, hereby ratifying and confirming all that such attorney-in-fact shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted. The undersigned acknowledges that the foregoing attorney-in-fact, in serving in such capacity at the request of the undersigned, is not assuming

                             Page 27 of 42 pages.

any of the undersigned's responsibilities to comply with Section 16(a) or
Section 13 of the Securities Exchange Act of 1934.

     IN WITNESS WHEREOF, the parties hereto have caused this Resolution to be executed as of the date first above written.


 /s/ James T. Beck
-----------------------------
James T. Beck

MAYFIELD FUND, L.L.C.                      MAYFIELD XI QUALIFIED,
A DELAWARE LIMITED LIABILITY               A DELAWARE LIMITED PARTNERSHIP
COMPANY
                                           By:  MAYFIELD XI MANAGEMENT, L.L.C.,
By: /s/ Yogen K. Dalal                          A DELAWARE LIMITED LIABILITY
   --------------------------                   COMPANY
     Managing Member                            Its General Partner


MAYFIELD ASSOCIATES FUND,
A CALIFORNIA LIMITED                       By: /s/ Yogen K. Dalal
PARTNERSHIP                                   --------------------------
                                                Managing Member

By: /s/ A. Grant Heidrich, III             MAYFIELD SOFTWARE PARTNERS,
   --------------------------------        A CALIFORNIA PARTNERSHIP
     General Partner
                                           By:  MAYFIELD VI INVESTMENT PARTNERS
                                                A CALIFORNIA LIMITED
MAYFIELD ASSOCIATES FUND II,                    PARTNERSHIP
A CALIFORNIA LIMITED                            Its General Partner
PARTNERSHIP
                                           By:  MAYFIELD VI MANAGEMENT PARTNERS,
By: /s/ A. Grant Heidrich, III                  A CALIFORNIA LIMITED
   -------------------------------              PARTNERSHIP
     General Partner                            General Partner of Mayfield VI
                                                Investment Partners


                                           By:  /s/ F. Gibson Myers, Jr.
                                              -----------------------------
                                                 General Partner

                             Page 28 of 42 pages.

MAYFIELD SOFTWARE TECHNOLOGY PARTNERS,    MAYFIELD MEDICAL PARTNERS 1992,
A CALIFORNIA PARTNERSHIP                  A CALIFORNIA PARTNERSHIP

By:  MAYFIELD VI INVESTMENT PARTNERS,     By:  MAYFIELD VII,
     A CALIFORNIA LIMITED PARTNERSHIP          A CALIFORNIA LIMITED PARTNERSHIP
     Its General Partner                       Its General Partner

By:  MAYFIELD VI MANAGEMENT PARTNERS,     By:  MAYFIELD VII MANAGEMENT PARTNERS
     A CALIFORNIA LIMITED PARTNERSHIP          A CALIFORNIA LIMITED PARTNERSHIP
     General Partner of Mayfield VI            General Partner of Mayfield VII
     Investment Partners

By:     /s/ F. Gibson Myers, Jr.          By:     /s/ F. Gibson Myers, Jr.
   -----------------------------             -----------------------------
            General Partner                           General Partner

MAYFIELD MEDICAL PARTNERS,
A CALIFORNIA PARTNERSHIP                  MAYFIELD V MANAGEMENT PARTNERS,
                                          A CALIFORNIA LIMITED PARTNERSHIP
By:  MAYFIELD VI INVESTMENT PARTNERS,
     A CALIFORNIA LIMITED PARTNERSHIP
     Its General Partner                  By:     /s/ F. Gibson Myers, Jr.
                                             -----------------------------
By:  MAYFIELD VI MANAGEMENT PARTNERS,                 General Partner
     A CALIFORNIA LIMITED PARTNERSHIP
     General Partner of Mayfield VI
     Investment Partners                  MAYFIELD VI MANAGEMENT PARTNERS,
                                          A CALIFORNIA LIMITED PARTNERSHIP

By:     /s/ F. Gibson Myers, Jr.
   -----------------------------          By:     /s/ F. Gibson Myers, Jr.
            General Partner                  -----------------------------
                                                      General Partner


                             Page 29 of 42 pages.

MAYFIELD VII MANAGEMENT PARTNERS,         MAYFIELD PRINCIPALS FUND, L.L.C.,
A CALIFORNIA LIMITED PARTNERSHIP          A DELAWARE LIMITED LIABILITY COMPANY

                                          By:  MAYFIELD X MANAGEMENT, L.L.C.,
By:     /s/ F. Gibson Myers, Jr.               A DELAWARE LIMITED LIABILITY
   -----------------------------               COMPANY
            General Partner                    Its General Partner


MAYFIELD VIII MANAGEMENT, L.L.C.,         By:     /s/ Yogen K. Dalal
A DELAWARE LIMITED LIABILITY COMPANY         -----------------------
                                                   Managing Member

By:     /s/ Yogen K. Dalal
   -----------------------                MAYFIELD PRINCIPALS FUND II, L.L.C.,
         Managing Member                  A DELAWARE LIMITED LIABILITY COMPANY

                                          By:  MAYFIELD XI MANAGEMENT, L.L.C.,
MAYFIELD IX MANAGEMENT, L.L.C.,                A DELAWARE LIMITED LIABILITY
A DELAWARE LIMITED LIABILITY                   COMPANY
COMPANY                                        Its General Partner


By:     /s/ Yogen K. Dalal                By:     /s/ Yogen K. Dalal
   -----------------------                   -----------------------
         Managing Member                           Managing Member


MAYFIELD X MANAGEMENT, L.L.C.,            MAYFIELD PARTNERS,
A DELAWARE LIMITED LIABILITY              A CALIFORNIA PARTNERSHIP
COMPANY

                                          By:     /s/ F. Gibson Myers, Jr.
By:     /s/ Yogen K. Dalal                   -----------------------------
   -----------------------                            General Partner
          Managing Member




                             Page 30 of 42 pages.

MAYFIELD '94 PARTNERS,                    VALLEY PARTNERS II,
A CALIFORNIA LIMITED PARTNERSHIP          A CALIFORNIA PARTNERSHIP



By:     /s/ F. Gibson Myers, Jr.          By:     /s/ F. Gibson Myers, Jr.
   -----------------------------             -----------------------------
            General Partner                           General Partner


MAYFIELD '96 PARTNERS,                    VALLEY PARTNERS III,
A CALIFORNIA LIMITED PARTNERSHIP          A CALIFORNIA PARTNERSHIP


By:     /s/ F. Gibson Myers, Jr.          By:     /s/ Yogen K. Dalal
   -----------------------------             -----------------------
            General Partner                         General Partner


MF PARTNERS,                              MAYFIELD ASSOCIATES FUND III,
A CALIFORNIA PARTNERSHIP                  A CALIFORNIA LIMITED
                                          PARTNERSHIP

By:     /s/ F. Gibson Myers, Jr.          By:  MAYFIELD VIII MANAGEMENT,
   -----------------------------               L.L.C., A DELAWARE LIMITED
            General Partner                    LIABILITY COMPANY
                                               Its General Partner

MUHL PARTNERS,
A CALIFORNIA PARTNERSHIP                  By:     /s/ Yogen K. Dalal
                                             -----------------------
                                                   Managing Member
By:     /s/ F. Gibson Myers, Jr.
   -----------------------------
            General Partner               MAYFIELD ASSOCIATES FUND IV,
                                          A DELAWARE LIMITED PARTNERSHIP

VALLEY PARTNERS,                          By:  MAYFIELD IX MANAGEMENT,
A CALIFORNIA PARTNERSHIP                       L.L.C., A DELAWARE LIMITED
                                               LIABILITY COMPANY
                                               Its General Partner
By:     /s/ F. Gibson Myers, Jr.
   -----------------------------
            General Partner               By:     /s/ Yogen K. Dalal
                                             -----------------------
                                                   Managing Member



                             Page 31 of 42 pages.

MAYFIELD ASSOCIATES FUND V,               MAYFIELD V,
A DELAWARE LIMITED PARTNERSHIP            A CALIFORNIA LIMITED
                                          PARTNERSHIP
By:  MAYFIELD X MANAGEMENT,
     L.L.C., A DELAWARE LIMITED           By:  MAYFIELD V MANAGEMENT
     LIABILITY COMPANY                         PARTNERS,
     Its General Partner                       A CALIFORNIA LIMITED
                                               PARTNERSHIP
                                               Its General Partner
By:     /s/ Yogen K. Dalal
   -----------------------
         Managing Member                  By:     /s/ F. Gibson Myers, Jr.
                                             -----------------------------
MAYFIELD ASSOCIATES FUND VI,                          General Partner
A DELAWARE LIMITED PARTNERSHIP
                                          MAYFIELD VI INVESTMENT PARTNERS,
By:  MAYFIELD XI MANAGEMENT,              A CALIFORNIA LIMITED PARTNERSHIP
     L.L.C., A DELAWARE LIMITED
     COMPANY                              By:  MAYFIELD VI MANAGEMENT
     Its General Partner                       PARTNERS,
                                               A CALIFORNIA LIMITED COMPANY
                                               Its General Partner
By:     /s/ Yogen K. Dalal
   -----------------------
         Managing Member                  By:     /s/ F. Gibson Myers, Jr.
                                             -----------------------------
                                                      General Partner
MAYFIELD III,
A CALIFORNIA LIMITED
PARTNERSHIP                               MAYFIELD VII,
                                          A CALIFORNIA LIMITED
                                          PARTNERSHIP
By:     /s/ F. Gibson Myers, Jr.
   -----------------------------          By:  MAYFIELD VII MANAGEMENT
            General Partner                    PARTNERS,
                                               A CALIFORNIA LIMITED
                                               PARTNERSHIP
MAYFIELD IV,                                   Its General Partner
A CALIFORNIA LIMITED
PARTNERSHIP
                                          By:     /s/ F. Gibson Myers, Jr.
                                             -----------------------------
By:     /s/ F. Gibson Myers, Jr.                      General Partner
   -----------------------------
            General Partner


                             Page 32 of 42 pages.

MAYFIELD VIII,
A CALIFORNIA LIMITED PARTNERSHIP          MAYFIELD XI,
                                          A DELAWARE LIMITED PARTNERSHIP
By:  MAYFIELD VIII MANAGEMENT,
L.L.C., A DELAWARE LIMITED                By:  MAYFIELD XI MANAGEMENT, L.L.C.,
LIABILITY COMPANY                              A DELAWARE LIMITED LIABILITY
Its General Partner                            COMPANY
                                               Its General Partner


By:     /s/ Yogen K. Dalal                By:     /s/ Yogen K. Dalal
   -----------------------                   -----------------------
         Managing Member                           Managing Member

MAYFIELD IX,
A DELAWARE LIMITED PARTNERSHIP

By:  MAYFIELD IX MANAGEMENT, L.L.C.,
     A DELAWARE LIMITED LIABILITY
     COMPANY
     Its General Partner


By:     /s/ Yogen K. Dalal
   -----------------------
         Managing Member


MAYFIELD X,
A DELAWARE LIMITED PARTNERSHIP

By:  MAYFIELD X MANAGEMENT, L.L.C.,
     A DELAWARE LIMITED LIABILITY
     COMPANY
     Its General Partner


By:     /s/ Yogen K. Dalal
   -----------------------
         Managing Member



                             Page 33 of 42 pages.

                               POWER OF ATTORNEY
            For Executing Securities and Exchange Commission Filings


Known all by these present, that the undersigned hereby constitutes and appoints James T. Beck signing singly, his or her true and lawful attorney-in-fact to:


1. Execute for and on behalf of the undersigned (both in the undersigned's individual capacity and as a member of any limited liability company, a partner of any limited or general partnership, an officer, director or stockholder of any corporation or otherwise as an authorized signatory of any entity for which the undersigned is authorized to sign) forms (including any amendments or supplements) relating to transactions in securities in which the undersigned, individually or by entities controlled by Mayfield Fund and its affiliates, may have a reporting obligation, in accordance with
    Section 16(a) or Section 13 of the Securities Exchange Act of 1934 and the rules thereunder and in connection with any applications for EDGAR access codes;

2. Do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to complete the execution of any such forms and the filing of such forms with the United States Securities and Exchange Commission and any other authority;

3. Take any other action on connection with the foregoing which, in the opinion of such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in his discretion.

The undersigned hereby grants to such attorney-in-fact full power and authority to do and perform all and every act and thing whatsoever requisite, necessary and proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as such attorney-in-fact might or could do if personally present, hereby ratifying and confirming all that such attorney-in-fact shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted. The undersigned acknowledges that the foregoing attorney-in-fact, in serving in such capacity at the request of the undersigned, is not assuming any of the undersigned's responsibilities to comply with Section 16(a) or Section 13 of the Securities Exchange Act of 1934.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as this 22nd day of May 2000.

                                       /s/ Yogen K. Dalal
                                      -------------------------
                                           Yogen K. Dalal

                             Page 34 of 42 pages.

                               POWER OF ATTORNEY
            For Executing Securities and Exchange Commission Filings


Known all by these present, that the undersigned hereby constitutes and appoints James T. Beck signing singly, his or her true and lawful attorney-in-fact to:


1. Execute for and on behalf of the undersigned (both in the undersigned's individual capacity and as a member of any limited liability company, a partner of any limited or general partnership, an officer, director or stockholder of any corporation or otherwise as an authorized signatory of any entity for which the undersigned is authorized to sign) forms (including any amendments or supplements) relating to transactions in securities in which the undersigned, individually or by entities controlled by Mayfield Fund and its affiliates, may have a reporting obligation, in accordance with
    Section 16(a) or Section 13 of the Securities Exchange Act of 1934 and the rules thereunder and in connection with any applications for EDGAR access codes;

2. Do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to complete the execution of any such forms and the filing of such forms with the United States Securities and Exchange Commission and any other authority;

3. Take any other action on connection with the foregoing which, in the opinion of such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in his discretion.

The undersigned hereby grants to such attorney-in-fact full power and authority to do and perform all and every act and thing whatsoever requisite, necessary and proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as such attorney-in-fact might or could do if personally present, hereby ratifying and confirming all that such attorney-in-fact shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted. The undersigned acknowledges that the foregoing attorney-in-fact, in serving in such capacity at the request of the undersigned, is not assuming any of the undersigned's responsibilities to comply with Section 16(a) or Section 13 of the Securities Exchange Act of 1934.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as this 22nd day of May 2000.


                                       /s/ Frank G. Myers, Jr.
                                      ----------------------------
                                           Frank G. Myers, Jr.

                             Page 35 of 42 pages.

                               POWER OF ATTORNEY
            For Executing Securities and Exchange Commission Filings


Known all by these present, that the undersigned hereby constitutes and appoints James T. Beck signing singly, his or her true and lawful attorney-in-fact to:


1. Execute for and on behalf of the undersigned (both in the undersigned's individual capacity and as a member of any limited liability company, a partner of any limited or general partnership, an officer, director or stockholder of any corporation or otherwise as an authorized signatory of any entity for which the undersigned is authorized to sign) forms (including any amendments or supplements) relating to transactions in securities in which the undersigned, individually or by entities controlled by Mayfield Fund and its affiliates, may have a reporting obligation, in accordance with
    Section 16(a) or Section 13 of the Securities Exchange Act of 1934 and the rules thereunder and in connection with any applications for EDGAR access codes;

2. Do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to complete the execution of any such forms and the filing of such forms with the United States Securities and Exchange Commission and any other authority;

3. Take any other action on connection with the foregoing which, in the opinion of such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in his discretion.

The undersigned hereby grants to such attorney-in-fact full power and authority to do and perform all and every act and thing whatsoever requisite, necessary and proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as such attorney-in-fact might or could do if personally present, hereby ratifying and confirming all that such attorney-in-fact shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted. The undersigned acknowledges that the foregoing attorney-in-fact, in serving in such capacity at the request of the undersigned, is not assuming any of the undersigned's responsibilities to comply with Section 16(a) or Section 13 of the Securities Exchange Act of 1934.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as this 22nd day of May 2000.



                                       /s/ Kevin A. Fong
                                      ------------------------
                                           Kevin A. Fong

                             Page 36 of 42 pages.

                               POWER OF ATTORNEY
            For Executing Securities and Exchange Commission Filings


Known all by these present, that the undersigned hereby constitutes and appoints James T. Beck signing singly, his or her true and lawful attorney-in-fact to:


1. Execute for and on behalf of the undersigned (both in the undersigned's individual capacity and as a member of any limited liability company, a partner of any limited or general partnership, an officer, director or stockholder of any corporation or otherwise as an authorized signatory of any entity for which the undersigned is authorized to sign) forms (including any amendments or supplements) relating to transactions in securities in which the undersigned, individually or by entities controlled by Mayfield Fund and its affiliates, may have a reporting obligation, in accordance with
    Section 16(a) or Section 13 of the Securities Exchange Act of 1934 and the rules thereunder and in connection with any applications for EDGAR access codes;

2. Do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to complete the execution of any such forms and the filing of such forms with the United States Securities and Exchange Commission and any other authority;

3. Take any other action on connection with the foregoing which, in the opinion of such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in his discretion.

The undersigned hereby grants to such attorney-in-fact full power and authority to do and perform all and every act and thing whatsoever requisite, necessary and proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as such attorney-in-fact might or could do if personally present, hereby ratifying and confirming all that such attorney-in-fact shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted. The undersigned acknowledges that the foregoing attorney-in-fact, in serving in such capacity at the request of the undersigned, is not assuming any of the undersigned's responsibilities to comply with Section 16(a) or Section 13 of the Securities Exchange Act of 1934.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as this 22nd day of May 2000.



                                       /s/ William D. Unger
                                      ----------------------------
                                           William D. Unger

                             Page 37 of 42 pages.

                               POWER OF ATTORNEY
            For Executing Securities and Exchange Commission Filings


Known all by these present, that the undersigned hereby constitutes and appoints James T. Beck signing singly, his or her true and lawful attorney-in-fact to:


1. Execute for and on behalf of the undersigned (both in the undersigned's individual capacity and as a member of any limited liability company, a partner of any limited or general partnership, an officer, director or stockholder of any corporation or otherwise as an authorized signatory of any entity for which the undersigned is authorized to sign) forms (including any amendments or supplements) relating to transactions in securities in which the undersigned, individually or by entities controlled by Mayfield Fund and its affiliates, may have a reporting obligation, in accordance with
    Section 16(a) or Section 13 of the Securities Exchange Act of 1934 and the rules thereunder and in connection with any applications for EDGAR access codes;

2. Do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to complete the execution of any such forms and the filing of such forms with the United States Securities and Exchange Commission and any other authority;

3. Take any other action on connection with the foregoing which, in the opinion of such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in his discretion.

The undersigned hereby grants to such attorney-in-fact full power and authority to do and perform all and every act and thing whatsoever requisite, necessary and proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as such attorney-in-fact might or could do if personally present, hereby ratifying and confirming all that such attorney-in-fact shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted. The undersigned acknowledges that the foregoing attorney-in-fact, in serving in such capacity at the request of the undersigned, is not assuming any of the undersigned's responsibilities to comply with Section 16(a) or Section 13 of the Securities Exchange Act of 1934.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as this 22nd day of May 2000.


                                      /s/ Wendell G. Van Auken III
                                      ----------------------------
                                      Wendell G. Van Auken III

                             Page 38 of 42 pages.

                               POWER OF ATTORNEY
            For Executing Securities and Exchange Commission Filings


Known all by these present, that the undersigned hereby constitutes and appoints James T. Beck signing singly, his or her true and lawful attorney-in-fact to:


1. Execute for and on behalf of the undersigned (both in the undersigned's individual capacity and as a member of any limited liability company, a partner of any limited or general partnership, an officer, director or stockholder of any corporation or otherwise as an authorized signatory of any entity for which the undersigned is authorized to sign) forms (including any amendments or supplements) relating to transactions in securities in which the undersigned, individually or by entities controlled by Mayfield Fund and its affiliates, may have a reporting obligation, in accordance with
    Section 16(a) or Section 13 of the Securities Exchange Act of 1934 and the rules thereunder and in connection with any applications for EDGAR access codes;

2. Do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to complete the execution of any such forms and the filing of such forms with the United States Securities and Exchange Commission and any other authority;

3. Take any other action on connection with the foregoing which, in the opinion of such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in his discretion.

The undersigned hereby grants to such attorney-in-fact full power and authority to do and perform all and every act and thing whatsoever requisite, necessary and proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as such attorney-in-fact might or could do if personally present, hereby ratifying and confirming all that such attorney-in-fact shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted. The undersigned acknowledges that the foregoing attorney-in-fact, in serving in such capacity at the request of the undersigned, is not assuming any of the undersigned's responsibilities to comply with Section 16(a) or Section 13 of the Securities Exchange Act of 1934.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as this 22nd day of May 2000.



                                       /s/ Michael J. Levinthal
                                      -----------------------------
                                           Michael J. Levinthal


                             Page 39 of 42 pages.

                               POWER OF ATTORNEY
            For Executing Securities and Exchange Commission Filings


Known all by these present, that the undersigned hereby constitutes and appoints James T. Beck signing singly, his or her true and lawful attorney-in-fact to:


1. Execute for and on behalf of the undersigned (both in the undersigned's individual capacity and as a member of any limited liability company, a partner of any limited or general partnership, an officer, director or stockholder of any corporation or otherwise as an authorized signatory of any entity for which the undersigned is authorized to sign) forms (including any amendments or supplements) relating to transactions in securities in which the undersigned, individually or by entities controlled by Mayfield Fund and its affiliates, may have a reporting obligation, in accordance with
    Section 16(a) or Section 13 of the Securities Exchange Act of 1934 and the rules thereunder and in connection with any applications for EDGAR access codes;

2. Do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to complete the execution of any such forms and the filing of such forms with the United States Securities and Exchange Commission and any other authority;

3. Take any other action on connection with the foregoing which, in the opinion of such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in his discretion.

The undersigned hereby grants to such attorney-in-fact full power and authority to do and perform all and every act and thing whatsoever requisite, necessary and proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as such attorney-in-fact might or could do if personally present, hereby ratifying and confirming all that such attorney-in-fact shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted. The undersigned acknowledges that the foregoing attorney-in-fact, in serving in such capacity at the request of the undersigned, is not assuming any of the undersigned's responsibilities to comply with Section 16(a) or Section 13 of the Securities Exchange Act of 1934.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as this 22nd day of May 2000.



                                       /s/ A. Grant Heidrich III
                                      -------------------------------
                                           A. Grant Heidrich III

                             Page 40 of 42 pages.

                               POWER OF ATTORNEY
            For Executing Securities and Exchange Commission Filings


Known all by these present, that the undersigned hereby constitutes and appoints James T. Beck signing singly, his or her true and lawful attorney-in-fact to:


1. Execute for and on behalf of the undersigned (both in the undersigned's individual capacity and as a member of any limited liability company, a partner of any limited or general partnership, an officer, director or stockholder of any corporation or otherwise as an authorized signatory of any entity for which the undersigned is authorized to sign) forms (including any amendments or supplements) relating to transactions in securities in which the undersigned, individually or by entities controlled by Mayfield Fund and its affiliates, may have a reporting obligation, in accordance with
    Section 16(a) or Section 13 of the Securities Exchange Act of 1934 and the rules thereunder and in connection with any applications for EDGAR access codes;

2. Do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to complete the execution of any such forms and the filing of such forms with the United States Securities and Exchange Commission and any other authority;

3. Take any other action on connection with the foregoing which, in the opinion of such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in his discretion.

The undersigned hereby grants to such attorney-in-fact full power and authority to do and perform all and every act and thing whatsoever requisite, necessary and proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as such attorney-in-fact might or could do if personally present, hereby ratifying and confirming all that such attorney-in-fact shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted. The undersigned acknowledges that the foregoing attorney-in-fact, in serving in such capacity at the request of the undersigned, is not assuming any of the undersigned's responsibilities to comply with Section 16(a) or Section 13 of the Securities Exchange Act of 1934.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as this 22nd day of May 2000.



                                       /s/ Wende S. Hutton
                                      --------------------------
                                           Wende S. Hutton


                             Page 41 of 42 pages.

                               POWER OF ATTORNEY
            For Executing Securities and Exchange Commission Filings


Known all by these present, that the undersigned hereby constitutes and appoints James T. Beck signing singly, his or her true and lawful attorney-in-fact to:


1. Execute for and on behalf of the undersigned (both in the undersigned's individual capacity and as a member of any limited liability company, a partner of any limited or general partnership, an officer, director or stockholder of any corporation or otherwise as an authorized signatory of any entity for which the undersigned is authorized to sign) forms (including any amendments or supplements) relating to transactions in securities in which the undersigned, individually or by entities controlled by Mayfield Fund and its affiliates, may have a reporting obligation, in accordance with
    Section 16(a) or Section 13 of the Securities Exchange Act of 1934 and the rules thereunder and in connection with any applications for EDGAR access codes;

2. Do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to complete the execution of any such forms and the filing of such forms with the United States Securities and Exchange Commission and any other authority;

3. Take any other action on connection with the foregoing which, in the opinion of such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in his discretion.

The undersigned hereby grants to such attorney-in-fact full power and authority to do and perform all and every act and thing whatsoever requisite, necessary and proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as such attorney-in-fact might or could do if personally present, hereby ratifying and confirming all that such attorney-in-fact shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted. The undersigned acknowledges that the foregoing attorney-in-fact, in serving in such capacity at the request of the undersigned, is not assuming any of the undersigned's responsibilities to comply with Section 16(a) or Section 13 of the Securities Exchange Act of 1934.

IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as this 22nd day of May 2000.



                                       /s/ Russell C. Hirsch
                                      ---------------------------
                                           Russell C. Hirsch


                             Page 42 of 42 pages.